- --------------------------------------------------------------------------------

                                    Exhibit 21

                                MOBIL CORPORATION
                          Subsidiaries of the Registrant

- --------------------------------------------------------------------------------

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                        Organized     Immediate
Level                                                 under Laws of     Parent
- -----                                                 -------------   ----------


  1   Mobil Corporation   ...........................     Delaware
      Major Subsidiaries as of December 31, 1994:
  2     Mobil Administrative Services Company Inc. ..     Delaware      100.00
  2     Mobil Exploration & Producing U.S. Inc. .....     Delaware      100.00
  2     Mobil Exploration and Producing North
          America Inc. ..............................     Nevada        100.00
  3       Mobil Investments Canada Inc. .............     Delaware       34.69*
  4         Mobil Oil Canada, Ltd. ..................     Canada        100.00
  3       Mobil Oil Indonesia Inc. ..................     Delaware      100.00
  2     Mobil International Finance Corporation .....     Delaware      100.00
  3       Mobil Investments Inc. ....................     Delaware      100.00
  2     Mobil Land Development Corporation ..........     Delaware      100.00
  2     Mobil Natural Gas Inc. ......................     Delaware      100.00
  2     Mobil Oil Corporation .......................     New York      100.00
  3       Mobil Alaska Pipeline Company .............     Delaware      100.00
  3       Mobil Chemical Company Inc. ...............     Delaware      100.00
  3       Mobil Development Nigeria Inc. ............     Delaware      100.00
  4         Mobil Producing Nigeria Unlimited .......     Nigeria        50.00*
  3       Mobil Exploration and Development
            Venezuela Inc. ..........................     Delaware      100.00
  3       Mobil Exploration and Producing Services
            Inc.   ..................................     Delaware      100.00
  3       Mobil Exploration Nigeria Inc. ............     Delaware      100.00
  4         Mobil Producing Nigeria Unlimited .......     Nigeria        50.00*
  3       Mobil International Petroleum Corporation .     Delaware      100.00
  4         Mobil de Colombia S.A. ..................     Colombia       80.07
  4         General Petroleum Company, Inc. .........     New York      100.00
  5           Mobil Oil do Brazil (Industria e
                Comercio) Ltda. .....................     Brazil         10.00*
  5           Mobil Oil Egypt (S.A.E.) ..............     Egypt            .36*
  4         Mobil Chemical International Ltd. .......     Delaware       100.00
  4         Mobil Exploration Norway Inc. ...........     Delaware       100.00
  4         Mobil Oil Abu Dhabi Inc. ................     Delaware       100.00
  4         Mobil Oil Aktiengesellschaft ............     Germany         10.00*
  5           Mobil Erdgas-Erdoel GMBH ..............     Germany        100.00
  5           Mobil Marketing Und Raffinerie GMBH ...     Germany        100.00
  6             Mobil Beteiligungs-und
                  Vertriebsgesellschaft MBH .........     Germany        100.00
  6             Mobil Oil Raffinerie GMBH............     Germany        100.00
  4         Mobil Oil Cameroun ......................     Cameroon       100.00
  4         Mobil Oil Company de Colombia ...........     Delaware       100.00
  5           Mobil de Colombia S.A. ................     Colombia          .06



             (Level indicates the parent/subsidiary hierarchical relationship.)

     (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                   Exhibit 21

                               MOBIL CORPORATION
                         Subsidiaries of the Registrant

- --------------------------------------------------------------------------------

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                        Organized     Immediate
Level                                                 under Laws of    Parent
- -----                                                 -------------   ---------

  1   Mobil Corporation (continued)
  2     Mobil Oil Corporation (continued)
  3       Mobil International Petroleum
              Corporation (continued)
  4         Mobil Oil Cote d'Ivoire .................   Ivory Coast    100.00
  4         Mobil Oil do Brazil (Industria e
              Comercio) Ltda. .......................   Brazil          90.00*
  4         Mobil Oil East Africa Limited ...........   Delaware       100.00
  4         Mobil Oil Egypt (S.A.E.) ................   Egypt           99.28*
  4         Mobil Oil Francaise .....................   France          99.98
  5           Mobil Oil Maroc .......................   Morocco         12.45*
  4         Mobil Oil Malaysia Sendirian Berhad .....   Malaysia       100.00
  4         Mobil Oil Singapore Pte. Ltd. ...........   Singapore      100.00
  4         Mobil Petroleum Company Inc. ............   Delaware       100.00
  5           Mobil Australia Finance Company Inc. ..   Delaware       100.00
  5           Mobil de Colombia S.A. ................   Colombia        16.28
  5           Mobil Europe Inc. .....................   Delaware       100.00
  5           Mobil Holdings (U.K.) Limited .........   Delaware       100.00
  6             Mobil Holdings (Europe and Africa)
                    Limited .........................   Delaware       100.00
  7               Mobil Oil Portuguesa, LDA. ........   Portugal        99.98*
  6             Mobil Holdings Limited ..............   United Kingdom  99.93
  7               Mobil Oil Company Limited .........   United Kingdom 100.00
  8                 Vacuum Oil Company Limited ......   United Kingdom 100.00
  7               Mobil Trading and Supply Limited ..   United Kingdom 100.00
  6             Mobil North Sea Limited .............   Delaware       100.00
  6             Mobil Oil Hellas A.E. ...............   Greece            .03*
  6             Superior Oil (U.K.) Limited .........   United Kingdom  99.90*
  5           Mobil Holdings Benelux Inc. ...........   Delaware       100.00
  6             Mobil Oil B.V. ......................   The
                                                        Netherlands    100.00
  7               Mobil Oil, S.A. ...................   Spain          100.00
  6             Mobil Oil Hellas A.E. ...............   Greece          99.97*
  5           Mobil Marine Transportation Limited ...   Canada         100.00
  6           Mobil Shipping and Transportation
                  Company ...........................   Liberia        100.00
  5           Mobil Oil (Switzerland) ...............   Switzerland    100.00
  6             Benoil SA ...........................   Switzerland    100.00
  5           Mobil Oil Aktiengesellschaft ..........   Germany         90.00*
  5           Mobil Oil Australia Limited ...........   Australia      100.00
  6             Vacuum Oil Company Proprietary
                  Limited ...........................   Australia      100.00
  7               Mobil Refining Australia Pty LTD. .   Australia      100.00
  5           Mobil Oil Austria Aktiengesellschaft ..   Austria        100.00



             (Level indicates the parent/subsidiary hierarchical relationship.)

     (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

- --------------------------------------------------------------------------------

Mobil                               - 27 -

- --------------------------------------------------------------------------------

                                  Exhibit 21

                               MOBIL CORPORATION
                           Subsidiaries of the Registrant

- --------------------------------------------------------------------------------
                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                      Owned by
                                                       Organized     Immediate
Level                                                under Laws of    Parent
- -----                                                 -------------   ---------

  1   Mobil Corporation (continued)
  2     Mobil Oil Corporation (continued)
  3       Mobil International Petroleum
              Corporation (continued)
  4         Mobil Petroleum Company Inc. (concluded)
  5           Mobil Oil Egypt (S.A.E.) ..............   Egypt             .36*
  5           Mobil Oil Hong Kong Limited ...........   Hong Kong       99.90
  5         Mobil Oil Kazakhstan Inc. .............     Delaware       100.00
  5         Mobil Oil Maroc .......................     Morocco         87.55*
  5         Mobil Oil New Zealand Limited .........     New Zealand    100.00
  5         Mobil Oil Qatar Inc. ..................     Delaware       100.00
  5         Mobil Oil Russia Inc. .................     Delaware       100.00
  5         Mobil Oil Turk A.S. ...................     Turkey         100.00
  5         Mobil Producing Netherlands Inc. ......     Delaware       100.00
  5         Mobil Saudi Arabia Inc. ...............     Delaware       100.00
  5         Mobil Sekiyu Kabushiki Kaisha .........     Japan          100.00
  5         Mobil Vietnam Inc. ....................     Delaware       100.00
  5         Mobil Yanbu Petrochemical Company Inc..     Delaware       100.00
  5         Mobil Yanbu Refining Company Inc. .....     Delaware       100.00
  5         Mobil Petrochemical Sales and Supply
                Corporation .......................     Delaware       100.00
  4       Mobil Petrochemicals International
              Limited .............................     Delaware       100.00
  4       Mobil Plastics Europe, Inc. .............     Delaware       100.00
  5         Mobil Petrochemical Holdings Co. Inc. .     Delaware       100.00
  4       Mobil Sales and Supply Corporation ......     Delaware       100.00
  5         Mobil Gas Liquids Trading, Inc. .......     Delaware       100.00
  3     Mobil Oil Credit Corporation ..............     Delaware       100.00
  3     Mobil Oil Nigeria Public Limited Company ..     Nigeria         60.00
  3     Mobil Oil Refining Corporation ............     Delaware       100.00
  3     Mobil Pipe Line Company ...................     Delaware       100.00
  3     Mobil Research and Development Corporation.     Delaware       100.00
  3     Mobil Rocky Mountain Inc. .................     Delaware       100.00
  4       Mobil Investments Canada Inc. ...........     Delaware        65.31*
  3     Muehlstein Holding Corporation ............     Delaware       100.00
  4       H. Muehlstein & Co., Inc. ...............     New York       100.00
  2   Mobil Producing Texas & New Mexico Inc. .....     Delaware       100.00
  2   Mobil Qatargas Inc. .........................     Delaware       100.00
  2   The Superior Oil Company ....................     Delaware       100.00
  2   Tucker Housewares Inc. ......................     Delaware       100.00







             (Level indicates the parent/subsidiary hierarchical relationship.)

     (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

- --------------------------------------------------------------------------------

Mobil                              - 28 -